UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2012

ART’S-WAY MANUFACTURING CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)
5556 Highway 9 Armstrong, Iowa 50514
(Address of Principal Executive Offices) (Zip Code)

(712) 864-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2012, Jason Feucht resigned as Chief Financial Officer of Art’s-Way Manufacturing Co., Inc. (the “Company”), effective September 5, 2012. The Board of Directors of the Company intends to appoint Carrie Majeski, the Company’s current President and Chief Executive Officer, as interim Chief Financial Officer, effective September 5, 2012.

Certain statements found in this Current Report on Form 8-K may constitute forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this Current Report on Form 8-K include the Company’s expectation to appoint Ms. Majeski as the Company’s interim Chief Financial Officer. Forward-looking statements cannot be guaranteed and are subject to risks and uncertainties, such as a delay in timely appointing an interim Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 31, 2012
ART’S-WAY MANUFACTURING CO., INC.

By:	/s/ Carrie L. Majeski
Carrie L. Majeski
President and Chief Executive Officer